SCHEDULE 14C INFORMATION STATEMENT
             Information Statement Pursuant to Section 14(c) of the
                Securities Exchange Act of 1934 (Amendment No.   )

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[ ]  Definitive Information Statement


                        Sunburst Acquisitions VIII, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5) Total Fee Paid:
                                 -----------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                     -----------------------------------------------------------
                  2) Form, Schedule or Registration Statement No.:

                     -----------------------------------------------------------
                  3) Filing Party:

                     -----------------------------------------------------------
                  4) Dated Filed:

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                        SUNBURST ACQUISITIONS VIII, INC.
                               2082 Cherry Street
                             Denver, Colorado 80207
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              --------------------

February __, 2005

To our Shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders of Sunburst Acquisitions VIII, Inc., or Sunburst. The Special Meeting will be held Friday, February 18, 2005, at our office, located at 2082 Cherry Street, Denver, Colorado 80207. The meeting will convene at 10:00 a.m. Mountain Time for the following purposes:

         1. For approval of an amendment to Sunburst's articles of incorporation to change the name of the company to "OLM Ventures, Inc."

         2. For the transaction of such other business as may properly come before this meeting.

     Shareholders of record at the close of business on January 26, 2005 are entitled to vote at the meeting.


                                                 /s/ Michael R. Quinn


                                                 Michael R. Quinn
                                                 President


                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                        SUNBURST ACQUISITIONS VIII, INC.
                              --------------------

                              INFORMATION STATEMENT

                              --------------------

           INFORMATION CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS


DATE AND PURPOSE OF MEETING

This Information Statement is furnished in connection with matters to be voted on at the Special Meeting of Shareholders of Sunburst Acquisitions, Inc., or Sunburst, to be held at 10:00 a.m. (MST), on February 18, 2005, at the Company's executive offices located at 2082 Cherry Street, Denver, Colorado 80207 and at any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This Information Statement is first being mailed to shareholders on or about February __, 2005.

The purpose of the special meeting is to approve an amendment to Sunburst's articles of incorporation to change the name of the company to "OLM Ventures, Inc." The board of directors has declared it advisable and in the best interests of Sunburst and directed that there be submitted to the shareholders a proposed amendment to Article I of the articles of incorporation to change its name from Sunburst Acquisitions VIII, Inc. to OLM Ventures, Inc. Our board of directors feels that this name change is in the best interest of the company.

SHAREHOLDERS ENTITLED TO VOTE

Approval of the matters actions described herein requires the approval of the holders of outstanding stock of each voting group entitled to vote on such matters. As of January 26, 2005, there were 2,135,000 shares of our common stock outstanding.

Sunburst has determined January 26, 2005 as the record date with respect to the determination of shareholders entitled to vote at the special meeting of shareholders. Holders of our common stock are entitled to one vote per share. Shareholders of record at the close of business on January 26, 2005, will be entitled to receive this notice and vote at the special meeting of shareholders.

VOTES REQUIRED

The actions taken require the approval of the holders of a majority of the shares of common stock present at the meeting of shareholders.

Two shareholders, including our current sole officer and director, are the direct or indirect record or beneficial owners of approximately 1,647,000 shares of capital stock (representing approximately 77% of the outstanding capital stock). It is their intention to vote all of their shares in favor of each matter to be considered by the shareholders. As a result, we anticipate that the proposal will be approved and adopted at the meeting. We are required by applicable law to submit the matter to be considered to the vote of all shareholders. There are no dissenter's rights applicable with respect to any matter to be considered by the shareholders.

PROXIES

No proxies are being solicited.

INFORMATION STATEMENT COSTS

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 26, 2005 by the following persons:

         o each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

         o    each of our directors and executive officers; and

         o    all of our directors and executive officers as a group.

                                       Number Of Shares
            Name And Address           Beneficially Owned      Percentage Owned
            ----------------           ------------------      ----------------
Michael R. Quinn (1)..................       821,000                 38.48%
Jay Lutsky (2)........................       826,000                 38.69%

All directors and officers
  as a group..........................       821,000                 38.45%

     (1) The address is 2082 Cherry Street, Denver, Colorado 80207. Mr. Quinn is our sole officer and director.

     (2)  The address is 4807 S. Zang Way , Morrison, Colorado 80465.

         Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from January 26, 2005, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from January 26, 2005.

          PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE
                           NAME TO OLM VENTURES, INC.
                              --------------------


Our board of directors has approved the change of our corporate name from "Sunburst Acquisitions VIII, Inc." to "OLM Ventures, Inc." by means of an amendment to our articles of incorporation. The corporate name change will become effective upon the filing of an amendment to our articles of incorporation with the Colorado Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

Our board of directors believes that changing our corporate name is in the best interest of the corporation and our shareholders.

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Shareholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing shareholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send us or our transfer agent your existing stock certificates.




                            -------------------------

                                            By Order of the Board of Directors


                                             /s/ Michael R. Quinn

                                             Michael R. Quinn
                                             President

February __, 2005
Denver, Colorado

                                   Appendix A
               Articles of Amendment to Articles of Incorporation

Document Processing Fee
 If document is on paper:             $25.00
 If document is filed electronically: $  .99
Fees are subject to change.
For electronic filing and to obtain
copies of filed documents visit
www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.
                                                 ABOVE SPACE FOR OFFICE USE ONLY

                             ARTICLES OF AMENDMENT
    filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado
                           Revised Statutes (C.R.S.)

ID number:              19981119623
                        -----------

1. Entity name:         SUNBURST ACQUISITIONS VIII, INC
                        ------------------------------------------------------
                        (If changing the name of the corporation, indicate name
                                        BEFORE the name change)

2. New Entity name:
   (if applicable)      OLM Ventures, Inc.
                        ------------------------------------------------------

3. Use of Restricted Words
   (if any of these terms are      |_| "bank"  or "trust" or any derivative
   contained in an entity              thereof
   name, true name of an entity,   |_| "credit union" |_| "savings and loan"
   trade name or trademark         |_| "insurance", "casualty", "mutual", or
   stated in this document, make       "surety"
   the applicable selection):

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of
   duration as amended is less than
   perpetual, state the date on
   which the period of duration
   expires:                                     _____________________
                                                     (mm/dd/yyyy)
     OR

   If the corporation's period of duration as amended is perpetual, mark this box: |X|

7. (Optional) Delayed effective date: ______________________
                                           (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic

                                                                  Rev. 12/2/2004
                                                                          1 of 2
statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the
   individual(s) causing the document
   to be delivered for filing:

                             Indeglia         Marc           A
                             ---------------- -------------- ---------- --------
                                   (Last)         (First)     (Middle)  (Suffix)

                             1900 Main Street
                             ---------------------------------------------------
                             (Street name and number or Post Office information)

                             Suite 125
                             ---------------------------------------------------

                             Irvine                 CA      92614
                             ---------------------- ------- --------------------
                                      (City)        (State)   (Postal/Zip Code)

                                                         United States
                             --------------------------  ---------------------
                             (Province - if applicable)  (Country - if not US)

   (The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box |_| and include an attachment stating the name and address of such individuals.)


DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.


                                                                  Rev. 12/2/2004
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